                                                      EXHIBIT 10.30


                                   [LOGO]

                                    1997
                             R. MICHAEL ROULEAU
                          CHIEF EXECUTIVE OFFICER

                                 BONUS PLAN

                                CONFIDENTIAL

                       1997 CHIEF EXECUTIVE OFFICER
                            BONUS PLAN OVERVIEW

A.  PURPOSE
    The 1997 Corporate Management Bonus Plan has been developed to provide financial incentives to those members of management that can make an important contribution to Michaels success.

    1.  BONUS PAYOUT
        Bonus payout for the Chief Executive Officer can be up to 50% of your base salary as of February 2, 1997. FOR 1997 ONLY, we are adding an additional bonus incentive to the target payout percentage. If the Company exceeds its Profit Before Taxes goal by 10%, you are eligible to earn up to 60% of your base salary. This additional incentive is being offered because of the pivotal role that 1997 will play in Michaels future and your importance to that contribution.

B.  BONUS PLAN ELIGIBILITY

    1. The performance period parallels Fiscal Year 1997. It begins on February 2, 1997 and concludes on January 31, 1998.

    2. If the Chief Executive Officer was not employed in a bonus eligible position during the entire fiscal year, he/she will be eligible to receive a prorated bonus based upon the number of full months that he/she was in position. Individuals who assume the position on or before the 15th of the month, will receive credit for that entire month. Individuals who do not assume the position until after the 15th will not receive credit for that month.

    3. Your target bonus payout will be a percentage of your actual base salary as of February 2, 1997.

    4. In order to receive any payout, you must be employed by the Company, in a bonus eligible position, on January 31, 1998.

    5. If an associate is promoted or changes jobs during the bonus period, bonus earnings will be calculated based upon the number of full months (see #2, above) in each position, the respective base salaries and the applicable target bonus amount(s).

    6. Bonus payments are typically made in April of the following fiscal year.

    7. The Company anticipates that this bonus plan will be part of an ongoing bonus program, but the Company does not guarantee that the program will in fact continue for future periods or that the terms of the program will not change.

                           MICHAELS STORES INC.
                        1997 CORPORATE BONUS PLAN

                         CHIEF EXECUTIVE OFFICER

              BONUS TARGET = 50% OF BASE SALARY AS OF 2/2/97
            BONUS POTENTIAL = 60% OF BASE SALARY AS OF 2/2/97

-----------------------------------------------------------------------------
                 COMPANY PROFIT
                  BEFORE TAXES                   % OF BASE SALARY
                  ($ MILLIONS)                        EARNED
-----------------------------------------------------------------------------

                  ABOVE $47.08                         60%
                     (110%+)
-----------------------------------------------------------------------------

              PLAN $42.8 -- 47.08                      50%
                (100 to 109.9%)
-----------------------------------------------------------------------------

                $40.7 -- 42.79                         40%
                (95 to 99.9%)
-----------------------------------------------------------------------------

                $39.0 -- 40.69                         20%
                (91 to 94.9%)
-----------------------------------------------------------------------------

                $37.2 -- 38.99                         10%
                (87 to 90.9%)
-----------------------------------------------------------------------------

               LESS THAN $37.2                          0%
                 (below 87%)
-----------------------------------------------------------------------------